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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2012
Diamond Resorts Corporation
(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01. Regulation FD Disclosure.
Diamond Resorts Corporation (the “Company”) is furnishing presentation materials to be discussed at the Imperial Capital Global Opportunities Conference on September 20, 2012, included as Exhibit 99.1 to this Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this Report on Form 8-K:

99.1	Diamond Resorts Corporation Presentation Materials at the Imperial Capital Global Opportunities Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation
September 20, 2012	By: /s/ Lisa M. Gann Name: Lisa M. Gann Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Diamond Resorts Corporation Presentation Materials at the Imperial Capital Global Opportunities Conference